Exhibit 10.46

CERTIFICATE OF GRANT OF PATENT

Patents Ordinance (Chapter 514)

SHORT-TERM PATENT

I hereby certify that a short-term patent with the following particulars has this day been granted:

Name and Address of Proprietor:

Mr. Wei Lin

China

Chenghai District, Shantou City, Guangdong Province

1 Yuting Rd., Zhulingting, Fengxiang Street

Patent No.: HK 1133784                                                                                     Application No.: 09111921.2

Title of Invention:

ASSEMBLED TOY PLUG-IN BLOCKS

Term of Short-term Patent:

Eight years commencing on 18.12.2009

Dated this 1st April, 2010

(Signature)

/s/ Stephen Selby

Patents Registry                                                                                     Registrar of Patents

Intellectual Property Department

The Hong Kong Special Administrative Region